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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 12, 1997

                 AmeriCredit Automobile Receivables Trust 1997-A
             (Exact name of registrant as specified in its charter)

       United States                  333-17981               88-0359494
----------------------------         ------------         ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)

c/o AmeriCredit Financial Services, Inc.                         76107
    Attention: Chris A. Choate                                 ----------
    200 Bailey Avenue                                          (Zip Code)
    Fort Worth, Texas
----------------------------------------
  (Address of Principal
    Executive Offices)

        Registrant's telephone number, including area code (817) 882-7000
          (Former name or former address, if changed since last report)

________________________________________________________________________________

Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

            AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,000,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1997-A (the "Trust") issued $60,200,000 Class A-1 5.515% Asset Backed Notes, $86,625,000 Class A-2 Floating Rate Asset Backed Notes, $70,300,000 Class A-3 6.54% Asset Backed Notes (collectively, the "Notes") and $7,875,000 6.74% Asset Backed Certificates (the "Certificates," together with the "Notes," the "Securities"), on March 12, 1997. This Current Report on Form 8- K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Securities, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of March 1, 1997, between the Trust and LaSalle National Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

            The Certificates were issued pursuant to a Trust Agreement attached hereto as Exhibit 4.2, dated as of March 1, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee").

            The Securities will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

            As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated March 5, 1997 filed pursuant to Rule 424(b)(2) of the Act with the Commission.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

            1.1 Underwriting Agreement, dated March 5, 1997, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

            4.1 Indenture, dated as of March 1, 1997, between AmeriCredit Automobile Receivables Trust 1997-A and LaSalle National Bank, as Trustee and Trust Collateral Agent .

            4.2 Trust Agreement, dated as of March 1, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

            4.3 Sale and Servicing Agreement, dated as of March 1, 1997, among AmeriCredit Automobile Receivables Trust 1997-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent.

            4.4 Note Guaranty Surety Bond, dated March 12, 1997 and delivered by Financial Security Assurance Inc.

            4.5 Certificate Guaranty Surety Bond, dated March 12, 1997 and delivered by Financial Security Assurance Inc.

            10.1 Purchase Agreement, dated as of March 1, 1997, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

            10.2 Indemnification Agreement, dated March 1, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

            23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
                        1997-A

                        By:   AmeriCredit Financial Services, Inc., as
                              Servicer


                               By: /s/ Daniel Berce
                                   -----------------------------
                                   Name:  Daniel Berce
                                   Title: Senior Vice President,
                                          Chief Financial Officer and
                                          Treasurer

Dated: March 25, 1997


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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
1.1            Underwriting Agreement, dated March 5, 1997, among AmeriCredit
               Financial Services, Inc., as Servicer, AFS Funding Corp., as
               Seller, and Bear, Stearns & Co. Inc., as Representative of the
               Underwriters.

4.1 Indenture, dated as of March 1, 1997, between AmeriCredit Automobile Receivables Trust 1997-A and LaSalle National Bank, as Trustee and Trust Collateral Agent.

4.2 Trust Agreement, dated as of March 1, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of March 1, 1997, among AmeriCredit Automobile Receivables Trust 1997-A, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated March 12, 1997 and delivered by Financial Security Assurance Inc.

4.5 Certificate Guaranty Surety Bond, dated March 12, 1997 and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of March 1, 1997, among AmeriCredit Financial Services, Inc., as Seller, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated March 1, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.


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